DRIVEWEALTH POWER SAVER ETF

SCHEDULE OF INVESTMENTS
MAY 31, 2022 (UNAUDITED)

	NUMBER OF
Common Stocks — 19.3%	SHARES	VALUE
Office Administrative Services — 4.3%
Owl Rock Capital Corp. (United States)	70,254	$952,644

Other Financial Investment Activities — 3.6%
Golub Capital BDC, Inc. (United States)	57,576	814,125

Other Investment Pools and Funds — 11.4%
Ares Capital Corp. (United States)	48,896	947,605
FS KKR Capital Corp. (United States)	36,312	785,065
Goldman Sachs BDC, Inc. (United States)	44,760	809,708
		2,542,378
Total Common Stocks (Cost $4,532,077)		4,309,147

Closed-End Mutual Funds — 79.1%
Brookfield Real Assets Income Fund, Inc. (United States)	182,472	3,631,193
Eaton Vance Limited Duration Income Fund (United States)	212,484	2,254,455
Nuveen Real Estate Income Fund (United States)	155,016	1,638,519
PIMCO Dynamic Income Fund (United States)	150,456	3,392,783
PIMCO High Income Fund (United States)	620,994	3,595,555
PIMCO Income Strategy Fund II (United States)	198,753	1,607,912
Pioneer High Income Fund, Inc. (United States)	208,137	1,550,621
Total Closed-End Mutual Funds (Cost $20,042,499)		17,671,038

Short-Term Investments — 1.3%
First American Government Obligations Fund, Class X, 0.66% (United States)(a)	298,631	298,631
Total Short-Term Investments (Cost $298,631)		298,631

Total Investments (Cost $24,873,207) — 99.7%		22,278,816
Other Assets in Excess of Liabilities — 0.3%		70,492
NET ASSETS — 100.0%		$22,349,308
(Applicable to 1,060,000 shares outstanding)

(a)	Seven-day yield as of May 31, 2022.
Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the consolidated portfolio of investments.

DRIVEWEALTH POWER SAVER ETF
NOTES TO THE SCHEDULE OF INVESTMENTS
MAY 31, 2022
(UNAUDITED)

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the overthecounter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends,  significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2022, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
DRIVEWEALTH POWER SAVER ETF
Common Stock	$4,309,147	$4,309,147	$-	$-
Closed-End Mutual Funds	17,671,038	17,671,038	-	-
Short-Term Investments	298,631	298,631	-	-
Total Investments*	$22,278,816	$22,278,816	$-	$-

* Please refer to Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2022, the Fund had no significant Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.